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                                                                   EXHIBIT 10.14

                                                         Loan No.:______________

                                PROMISSORY NOTE

$762,043.77                                                     October 7, 1997

        FOR VALUE RECEIVED, DA CONSULTING GROUP, INC., a Texas corporation ("Maker"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of Seven Hundred Sixty Two Thousand Forty Three and 77/100 Dollars ($762,043.77), together with interest thereon at a fixed rate equal to Nine and 08/100 percent (9.08%) pre annum. Principal and interest shall be payable in thirty-six (36) consecutive monthly installments commencing November 1, 1997, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of Twenty Four Thousand Two Hundred Thirty and 81/100 Dollars ($24,230.81); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year for the actual number of days elapsed during each month, and shall be billed through the end of each month.

        Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

        This Note is secured by the collateral described in the Security Agreement dated October 7, 1997, between Maker and Payee (the "Security Agreement;" and together with all related documents and instruments, the "Loan Documents") to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Maker, including Maker's rights, if any, to prepay the principal balance hereof; provided, however, that in addition to any other sum payable hereunder, under the Security Agreement or any of the other Loan Documents, in the event of a prepayment of the principal balance hereunder, whether voluntary, following acceleration or otherwise, Maker shall pay to Payee the greater of (i) a prepayment fee in a sum equal to three percent (3%) of the principal balance prepaid during Loan Year 1, two percent (2%) of the principal balance prepaid during Loan Year 2, and one percent (1%) of the principal balance prepaid during Loan Year 3, or (ii) a Breakage Fee, together with the prepayment fee and amounts payable under Section 3 of the Security Agreement, if any, represent liquidated damages to Payee for the loss of its bargain and not a penalty. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to (i) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in The Wall Street Journal, plus (ii) one percent (1%), exceeds (B) the then outstanding principal balance hereunder, absent the prepayment. The phrase "Loan Year" means each twelve (12) consecutive months commencing on the date of the Note. The prepayment fee and Breakage Fee described in clause (i) above shall also be due upon the acceleration of the maturity date of any Note following the occurrence of any Event of Default.

        Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid within 10 days of the date when due, Maker agrees to pay a late charge equal to the lesser of
(i) five cents (5c) per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until

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paid at the rate of two and 00/100 percent (2.0%) per annum above the fixed rate set forth in the first paragraph of this Note.

        Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

        If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

        MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.



Witness/Attest:                                   DA CONSULTING GROUP, INC.

/s/ Laura Q. Lopez                                By: /s/ Michael J. Mackey
------------------                                   --------------------------
Laura Q. Lopez                                    Name: Michael J. Mackey
5847 San Felipe, Ste. 3700                             ------------------------
Houston, TX 77057                                 Title: CFO & EVP
                                                        -----------------------
                                                       Finance & Administration

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